                                                                    Exhibit 10.3

                              CONSULTING AGREEMENT

         This Agreement is made as of this 24 day of __July___________, 1997, by and between TEL-COM WIRELESS CABLE TV CORPORATION, with offices at 1506 N.E. 162nd St., N. Miami Beach, FL 33162 (the "Company") and MEYERS POLLOCK ROBBINS, INC., with offices at One World Trade Center, Suite 9151, New York, New York, 10048 (the "Consultant").

                               W I T N E S S E T H

         WHEREAS, the Company desires to retain the Consultant, and the Consultant desires to be retained by the Company, pursuant to the terms and conditions hereinafter set forth;

               1. RETENTION: The Company hereby retains the Consultant to perform non-exclusive consulting services related to corporate finance and other matters, and the Consultant hereby accepts such retention and shall undertake reasonable efforts to perform for the Company the duties described herein. In this regard, subject to paragraph 9 hereof, the Consultant shall devote such time and attention to the business of the Company, as shall be determined by the Consultant, subject to the direction of the President of the Company.

                  (a) The Consultant agrees, to the extent reasonably required in the conduct of the business of the Company, and at the Company's request, to place at the disposal of the Company its judgment and experience and to provide business development services to the Company, including, without limitation, the following:

                                    (i) To assist in potential financing
                                        requirements;

                                   (ii) To assist in potential mergers and
                                        acquisitions;

                                  (iii) To provide advice on investor
                                        relations and marketing strategies;

                                   (iv) To provide advice with respect to
                                        corporate finance matters including,
                                        without limitation, changes in
                                        capitalization and corporate structure;
                                        and

                                    (v) To assist in strategic development.

                  (b) At the Consultant's request, the Company will provide "due diligence" packages to registered representatives of the Consultant and other brokerage firms.

                  (c) Nothing in this Agreement shall impose any obligation upon the Company to consummate any transactions or to enter into any discussions or negotiations with respect thereto.

               2. TERM: The Consultant's retention hereunder shall be for a term of two (2) years commencing on the date of this Agreement unless sooner terminated by either party upon thirty (30) days notice to the other party.

               3. COMPENSATION: As full compensation for the consulting services hereunder, the Company shall grant to the Consultant warrants (the "Warrants") to purchase an aggregate of 800,000 shares of the Company's common stock ("Common Stock"), as described below:

                           (a) An aggregate of 500,000 warrants shall be exercisable for a period of one (1) year from the date hereof at an exercise price of $1.00 per share.

                           (b) An aggregate of 200,000 warrants shall be exercisable for a period of one (1) year from the date hereof at an exercise price of $2.50 per share.

                           (c) An aggregate of 100,000 warrants shall be exercisable for a period of three (3) years from the date hereof at an exercise price of $2.50 per share.

         The Company shall grant to the Consultant demand and "piggy back" registration rights to include the shares of Common Stock issuable upon exercise of the Warrants in any registration statement filed by the Company under the Securities Act of 1933, as amended, except registration statements on Forms S-8 or S-4.

         The Warrants shall have anti-dilution provisions for stock dividends, splits, mergers, sale of substantially all of the Company's assets and for other unusual events (excluding employee benefit and stock option plans for employees and advisors of the Company).

               4. EXPENSES: The Company agrees to reimburse the Consultant for reasonable out-of-pocket expenses incurred by the Consultant in connection with the services rendered hereunder. Any such expenses shall require the prior written approval of the Company.

               5. FEES TO CONSULTANT: The Consultant and/or its affiliates shall receive a 10% aggregate fee for any funds it is directly responsible for raising for the Company and a 3% aggregate fee shall be paid for Consultant and/or its affiliates if Consultant or its affiliates act as a placement agent in a transaction that leads to a funding consummated by the Company. In the event that Consultant or its affiliates directly introduces a prospective merger or acquisition which merger or acquisition is consummated by the Company, Consultant and/or its assignees shall be entitled to an aggregate fee of 4% of the purchase price of said merger or acquisition. No fee shall be paid by Company for any funding, merger or acquisition in the event that the funding agent or target Company were solicited directly by the Company or in event the funding agent of target Company solicited the Company without the direct intervention of the Consultant or its affiliates.

               6. CONFIDENTIALITY: In connection with the consulting services provided by the Consultant to the Company, Company will furnish Consultant with certain product, financial, marketing, organization, technical and other information related to the Company (herein collectively referred to as the "Confidential Information"). Confidential

Information includes not only written information but also information transferred orally, visually, electronically or by other means. In consideration of the Company furnishing Consultant with the Confidential Information, and as a condition to such disclosure, Consultant agrees as follows, (the "Agreement"):

                  a) Consultant shall keep all Confidential Information secret and confidential and shall not disclose it to anyone except to a limited group of Consultant's employees and directors, representatives, agents, advisors and assignees ("Representatives") who are actually engaged in consulting services referred to above. Consultant may also disclose it to its outside professional advisors similarly engaged. Each person to whom such Confidential Information is disclosed must be advised of its confidential nature and of the terms of this Agreement and (unless already bound by obligations of confidentiality) must agree to abide by such terms.

                  (b) Upon any termination of this Agreement or upon notice from the Company to Consultant (i) Consultant will either destroy or return to the Company the Confidential Information that is in tangible form, including copies that it may have made, and Consultant will destroy all abstracts, summaries thereof, or references thereto in its documents, and certify to the Company in writing that it has done so, and (ii) neither Consultant nor its Representatives will use any of the Confidential Information with respect to, or in furtherance of Consultant's business, any of their respective businesses, or in the business of anyone else, whether or not in competition with the Company, or for any purpose whatsoever.

                  (c) Confidential information does not include any information that was available prior to Consultant's receipt of such information or thereafter became publicly available not as a result of a breach by Consultant of this Agreement. Information shall be deemed "publicly available" if it becomes a matter of public knowledge or is contained in materials available to the public or is obtained from any source other than the Company (or its directors, officers, employees, agents, representatives or advisors), provided that such source has not, to Consultant's knowledge, entered into a confidentiality agreement with the Company with respect to such information or obtained the information from an entity or person party to a confidentiality agreement with the Company.

                  (d) Consultant understands that the Company will attempt to include in the Confidential Information those materials that it believes to be reliable and relevant for the purpose of the Consultant's services, but Consultant acknowledges that neither the Company, nor any of its respective directors, officers, agents, advisors or employees make any representation or warrant as to the accuracy or completeness of the Confidential Information and Consultant agrees that such persons shall have no liability to Consultant or any of its Representatives resulting from any use of the Confidential Information. Consultant understands that the Confidential Information is not being furnished for the use in an offer or sale of securities of the Company and is not designated to satisfy the requirements of federal or state securities laws in connection with any offer or sale of such securities to Consultant.

                  (e) In the event that Consultant or anyone to whom Consultant transmits the Confidential Information pursuant to this Agreement becomes legally compelled to disclose any of the Confidential Information, Consultant will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this agreement. In the event the Company is unable to obtain such protective order or other appropriate remedy, Consultant will furnish only that portion of the Confidential Information that Consultant advised by a written opinion of counsel is legally required and Consultant will exercise its best efforts to obtain a protective order or other reliable assurances that confidential treatment will be accorded with the Confidential Information so disclosed.

                  (f) Consultant understands and agrees that money damages would not be a sufficient remedy for any breach of this Agreement by Consultant or its Representatives, and that the Company shall be entitled to specific performance and/or injunctive relief as a remedy for any such breach of this Agreement and that these shall be in addition to all other remedies available at law or in equity. Consultant further agrees that this Agreement is made for the benefit of the Company and that no failure or delay by the Company or its Representatives in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege under this Agreement.

                  (g) Consultant's obligations with regard to Confidential Information shall survive the termination of this Agreement.

               7. INDEMNIFICATION: The Company agrees to indemnify and hold harmless the Consultant and its affiliates, the respective directors, officers, partners, agents and employees and each other person, if any, controlling the Consultant or any of its employees and each other person, if any, controlling the Consultant or any of its affiliates (collectively the "Consultant Parties"), from and against all losses, claims, damages, liabilities and expenses incurred by them (including reasonable attorney's fees and actual disbursements) that result from the actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, its agents or employees. The Consultant will indemnify and hold harmless the Company and the directors, officers, agents, and employees of the Company (the "Company Parties") from and against all losses, claims, damages, liabilities and expenses that result from bad faith, negligence or unauthorized representations of the Consultant. Each person or entity seeking indemnification hereunder shall promptly notify in writing the Company or the Consultant, as applicable, who may become liable pursuant to this paragraph and shall not pay, settle or acknowledge liability under any such claim without consent of the party liable for such indemnification and shall permit the Company or the Consultant, as applicable, a reasonable opportunity to cure any underlying situation and/or to mitigate any actual or potential damages. The scope of this indemnification between the Consultant and the Company shall be limited to, and pertain only to, those certain transactions contemplated or entered into pursuant to this Agreement.

               The Company or the Consultant, as applicable, shall have the opportunity to defend any claim for which it may liable hereunder, provided it notifies the party claiming the right to indemnification within fifteen (15) days notice of the claim.

               The rights stated pursuant to the preceding two paragraphs shall be in addition to any rights that the Consultant or the Company or any other person entitled to indemnification may have under common law or otherwise, including, without limitation, any right to contribution.

               8. STATUS OF CONSULTANT: The Consultant shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Company.

               9. OTHER ACTIVITIES OF CONSULTANT: The Company recognizes that the Consultant now renders and may continue to render financial consulting and other investment banking services to other companies which may or may not conduct business and activities similar to those of the Company. The Consultant shall not be required to devote its full time and attention to the performance of its duties under this Agreement but shall devote only so much of its time and attention as it deems necessary for such purposes in the reasonable exercise of its discretion, subject to the direction of the President of the Company.

               10. CONTROL: Nothing contained herein shall be deemed to require the Company to take any action contrary to its Certificate of Incorporation or By-laws, as each may be amended from time to time, or any applicable statute or regulation, or to deprive its Board of Directors of their responsibility for any control of the conduct of the affairs of the Company.

               11. NOTICES: Any notices hereunder shall be sent to the Company and the Consultant at their respective addresses above set forth. Any notice shall be given by registered or certified mail, postage paid, and shall be deemed to have been given when deposited in the United States mail. Either party may designate any other address to which, or manner in which, notice shall be given, by giving written notice to the other of such change of address in the manner herein provided.

               12. GOVERNING LAW: This Agreement has been made in the State of New York and shall be constructed and governed in accordance with the laws thereof without regard to conflict of laws.

               13. ENTIRE AGREEMENT: This Agreement contains the entire agreement between the parties, may not be altered or modified, except in writing and signed by the party to be charged thereby and supersedes any and all previous agreements between the parties.

               14. BINDING EFFECTS; ASSIGNMENT: This Agreement shall be binding upon the parties hereto and their respective heirs, administrators, successors, and assigns; provided, however, that this Agreement, and the rights and obligations hereunder, may not be assigned by either party hereto without the prior written consent of the other party.

               15. COUNTERPARTS: This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                          MEYERS POLLOCK ROBBINS, INC.



                                          By: /s/ Michael Ploshnick
                                             ----------------------------------


                                          TEL-COM WIRELESS CABLE
                                                   TV CORPORATION



                                          By: /s/ Mel Rosen
                                             ----------------------------------